Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-28-2007	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		5/17/2007
2	Payment Date		5/21/2007
3	Collection Period	4/1/2007	4/28/2007	28
4	Monthly Interest Period - Actual	4/20/2007	5/20/2007	31
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	—	—	—	—	—
8	Class A-3 Notes	485,000,000.00	130,648,991.25	—	32,977,298.68	97,671,692.57	0.2013849
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$486,042,249.25	$—	$32,977,298.68	$453,064,950.57

12	Total Securitization Value	$1,685,393,258.00	$519,750,115.25			$486,772,816.57

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	—	—	—	—
15	Class A-3 Notes	3.8200%	415,899.29	3.1833333	33,393,197.97	255.5947631
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		974,065.96		33,951,364.64

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	10,044,139.28
18	Sales Proceeds - Early Terminations	7,629,760.28
19	Sales Proceeds - Scheduled Terminations	16,751,348.70
20	Security Deposits for Terminated Accounts	74,420.00
21	Excess Wear and Tear Received	166,638.60
22	Excess Mileage Charges Received	289,925.36
23	Other Recoveries Received	423,751.19

24	Subtotal: Total Collections	35,379,983.41

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	251,562.08

28	Total Available Funds, prior to Servicer Advances	35,631,545.49

29	Servicer Advance	—

30	Total Available Funds	35,631,545.49

31	Reserve Account Draw	—

32	Available for Distribution	35,631,545.49

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		433,125.10
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		974,065.96
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	34,219,354.44
46	Regular Principal Distribution Amount	32,977,298.68
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		32,977,298.68
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,242,055.76

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-28-2007	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	300,648,991.25
52	Less: Aggregate Securitization Value (End of Collection Period)	(486,772,816.57)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	300,648,991.25
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(267,671,692.57)

58	Regular Principal Distribution Amount	32,977,298.68

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	486,772,816.57
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	267,671,692.57

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	35,631,545.49
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	433,125.10
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	974,065.96
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	34,219,354.44
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	34,219,354.44
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)
82	Initial Reserve Account Balance		16,853,932.58

83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		72,363.63

85	Subtotal: Reserve Fund Available for Distribution		16,926,296.21
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,926,296.21
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		72,363.63

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,082	18,678,096.40
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(16,807,244.70)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(373,323.03)
95	Less: Excess Wear and Tear Received		(166,638.60)
96	Less: Excess Mileage Received		(289,925.36)

97	Current Period Net Residual Losses/(Gains)	1,082	1,040,964.71

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	26,618	41,850,063.96
100	Current Period Net Residual Losses (Item 97)	1,082	1,040,964.71

101	Ending Cumulative Net Residual Losses	27,700	42,891,028.67

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		2.54%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-28-2007	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data:		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	486,772,817
105	Number of Current Contracts		72,157	27,401
106	Weighted Average Lease Rate		3.59%	3.22%
107	Average Remaining Term		27.48	8.23
108	Average Original Term		42.98	44.08
109	Monthly Prepayment Speed			78.64%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period:	28,945	556,464,118	519,750,115
111	Depreciation/Payments		(9,439,051)	(6,637,527)
112	Gross Credit Losses	(19)	(309,186)	(326,040)
113	Early Terminations	(443)	(7,816,229)	(7,335,636)
114	Scheduled Terminations	(1,082)	(19,779,717)	(18,678,096)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	27,401	519,119,935	486,772,817

117	Delinquencies Aging Profile - End of Period:	Units	Securitization Value	Percentage

118	Current	27,025	480,299,689	98.67%
119	31 - 90 Days Delinquent	332	5,655,024	1.16%
120	90+ Days Delinquent	44	818,104	0.17%

121	Total	27,401	486,772,817	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		19	326,040
124	Aggregate Liquidation Proceeds on charged-off units			(189,104)
125	Recoveries on charged-off units			(21,381)

126	Current Period Aggregate Net Credit Losses/(Gains)		19	115,555

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		759	5,579,389
129	Current Period Net Credit Losses (Item 119)		19	115,555

130	Ending Cumulative Net Residual Losses		778	5,694,944

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.34%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-28-2007	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction(1)
06/20/2007	24,253,739
07/20/2007	23,219,323
08/20/2007	28,188,433
09/20/2007	29,489,354
10/20/2007	33,939,091
11/20/2007	28,709,088
12/20/2007	26,628,441
01/20/2008	24,584,584
02/20/2008	19,091,224
03/20/2008	29,853,211
04/20/2008	38,698,071
05/20/2008	23,238,937
06/20/2008	28,213,191
07/20/2008	28,748,492
08/20/2008	19,578,264
09/20/2008	17,846,418
10/20/2008	17,084,551
11/20/2008	12,152,670
12/20/2008	17,300,495
01/20/2009	13,061,899
02/20/2009	609,641
03/20/2009	118,678
04/20/2009	117,674
05/20/2009	96,123
06/20/2009	117,400
07/20/2009	100,445
08/20/2009	171,820
09/20/2009	180,688
10/20/2009	266,434
11/20/2009	359,970
12/20/2009	521,578
01/20/2010	219,498
02/20/2010	10,969
03/20/2010	1,193
04/20/2010	862
05/20/2010	367
Total:	486,772,817

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.